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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934.

Date of Report (Date of earliest event reported): June 23, 2004



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    0-9036               23-0787-699
--------------------------------    -----------          ------------------
State or other Jurisdiction         Commission           I.R.S. Employer
of Incorporation or Organization    File Number          Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code


       Registrant's telephone number, including area code: (215) 333-9000


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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 23, 2004, registrant announced that the supplier of its levothyroxine sodium tablet product, Jerome Stevens Pharmaceutical, Inc. (JSP), had received a letter from the United States Food and Drug Administration (FDA) approving JSP's supplemental application for bioequivalence, commonly referred to as an AB rating, to Levoxyl(R), which is marketed by Monarch Pharmaceutical, a division of King Pharmaceuticals, Inc. Lannett issued a press release, a copy of which is included as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (C)   Exhibits
     99.1  June 23, 2004 Press Release




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              LANNETT COMPANY, INC

                              By: /s/ Larry Dalesandro
                                  Chief Financial Officer

Date:  June 24, 2004




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                                  EXHIBIT INDEX


Exhibit: Description:

99.1     June 24, 2004 Press Release